Borrowings (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Borrowings
Amounts due within one year	$ 103,493	$ 109,673
Less: unamortized deferred loan issuance costs	(4,186)	(4,765)
Borrowings - current portion	99,307	104,908
Amounts due after one year	996,242	1,195,241
Less: unamortized deferred loan issuance costs	(9,791)	(14,606)
Borrowings - non-current portion	986,451	1,180,635
Total	$ 1,085,758	$ 1,285,543